AQR FUNDS

Supplement dated March 15, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Prospectus

and the Class R6 Shares Prospectus,

each dated May 1, 2018, as amended (the “Prospectuses”),

of the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund,

AQR Long-Short Equity Fund and AQR Multi-Strategy Alternative Fund

(the “Funds”)

This Supplement updates certain information contained in the Prospectuses. Please review this important information carefully. You may obtain copies of the Funds’ Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective immediately, the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund and AQR Multi-Strategy Alternative Fund are no longer closed to new investors. Accordingly, all references in the Funds’ Prospectuses to the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund and AQR Multi-Strategy Alternative Fund being closed to new investors are hereby deleted in their entirety from the Prospectuses.

Please refer to the section entitled “Investing With the AQR Funds” beginning on page 171 of each Prospectus for a description of investors eligible to invest in the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund and AQR Multi-Strategy Alternative Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE